UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2024

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 220-6814

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed by Signing Day Sports, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”), on September 19, 2024, on September 18, 2024, the Company entered into a Termination Agreement, dated as of September 18, 2024 (the “Termination Agreement”), with Boustead Securities, LLC, a California limited liability company and a registered broker-dealer (“Boustead”). The parties entered into the Termination Agreement in order to terminate the engagement letter, dated as of August 9, 2021, as amended by letter agreements entered into by Boustead and the Company dated as of November 4, 2023, November 8, 2023, and November 13, 2023 (as amended, the “Engagement Letter”), pursuant to which Boustead had certain rights to act as a financial advisor to the Company. The Termination Agreement also provided for the termination of the right of first refusal (the “Right of First Refusal”) provided under the Underwriting Agreement, dated as of November 13, 2023, between the Company and Boustead, as representative of the underwriters in connection with the Company’s firm commitment underwritten initial public offering (the “Underwriting Agreement”), in exchange for the issuance of the Termination Shares (as defined below).

The Termination Agreement provided that the Company will issue to Boustead 3,000,000 shares (the “Initial Termination Shares”) of the Company’s common stock, par value $0.0001 per share (“common stock”), by the later of the date that is (i) five business days after the date of the Termination Agreement and (ii) the date that the NYSE American LLC (the “NYSE American”) authorized the issuance of the Initial Termination Shares (the “Termination Date”). On the Termination Date, the Engagement Letter and the Right of First Refusal and rights and obligations pursuant to the Engagement Letter and the Right of First Refusal will be terminated except with respect to certain customary surviving provisions.

The Termination Agreement further provided that upon issuance of common stock or other securities that are exercisable or exchangeable for, or convertible into, common stock to any third party (other than Boustead or any affiliate of Boustead), the Company will issue to Boustead a number of shares of common stock equal to 10.35% of the shares of common stock (or other securities) so issued by the Company in any such transaction other than a Change in Control (as defined in the Termination Agreement) (the “Additional Termination Shares,” and, together with the Initial Termination Shares, the “Termination Shares”), by the later of (i) five business days after the date of such issuance and (ii) the date that the NYSE American authorizes the issuance of the Additional Termination Shares. The Company’s obligation to issue Additional Termination Shares will cease immediately prior to the effective date of a Change in Control and, for the avoidance of doubt, Boustead will not be entitled to any percentage of the securities issued by the Company in connection with the Change in Control.

On October 15, 2024, the Company entered into a letter agreement, dated as of October 15, 2024, between the Company and Boustead (the “Termination Agreement Amendment”). The Termination Agreement Amendment amends and supplements the Termination Agreement to provide that notwithstanding anything to the contrary, the aggregate number of shares of common stock issuable to Boustead pursuant to the Termination Agreement is limited to no more than 19.99% of the aggregate number of shares issued and outstanding shares of common stock immediately prior to the execution of the Termination Agreement, or 3,621,725 shares of common stock, which number of shares shall be reduced, on a share-for-share basis, by the number of shares of common stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the Termination Agreement under applicable rules of the NYSE American (the “Termination Shares Exchange Cap”), unless the Company’s stockholders have approved the issuance of common stock pursuant to the Termination Agreement in excess of that amount in accordance with the applicable rules of the NYSE American (the “Exchange Cap Stockholder Approval”).

The Termination Agreement Amendment states that the Company will be required to file a registration statement on Form S-4 (the “Registration Statement”) that includes a joint proxy statement/prospectus relating to a meeting of stockholders (the “Stockholders Meeting”) pursuant to a stock purchase agreement that the Company expects to enter into on substantially the same terms as a Binding Term Sheet with Dear Cashmere Group Holding Company, a Nevada corporation, James Gibbons and Nicholas Link. The Stockholders Meeting will be required to occur within 45 days of the effective date of the Registration Statement, but no later than 180 days after the date after such 45-day period (the “Extended Meeting Deadline”). The Termination Agreement Amendment provides that the Company will solicit proxies to vote for the Exchange Cap Stockholder Approval at the Stockholders Meeting and to include all necessary information to obtain the Exchange Cap Stockholder Approval in the related proxy statement. If the Company files a proxy statement in connection with any other meeting of stockholders, or an information statement in connection with a written consent of stockholders in lieu of a stockholders meeting, prior to the Stockholders Meeting, it shall include a proposal to obtain the Exchange Cap Stockholder Approval in such proxy statement and solicit proxies for such Exchange Cap Stockholder Approval, or include disclosure of the Exchange Cap Stockholder Approval in such information statement, in each case in accordance with applicable rules of the SEC to obtain the Exchange Cap Stockholder Approval.

The Termination Agreement Amendment provides that if the Company fails to obtain the Exchange Cap Stockholder Approval by the Extended Meeting Deadline, then the Company shall promptly, and in any event within 15 days of the Extended Meeting Deadline, make a true up cash payment to Boustead in an amount equal to the product of (i) the number of additional shares of common stock that Boustead would have received pursuant to the Termination Agreement, but for the Termination Shares Exchange Cap, multiplied by (ii) the value weighted average price of the common stock for the 30-day period ending on the day of the Extended Meeting Deadline.

The execution of the Termination Agreement Amendment was determined to be necessary in order for the Company and Boustead to effectuate the Termination Agreement.

Except as otherwise disclosed above, there have been no material relationships between Boustead and the Company or any of the Company’s affiliates.

The Termination Agreement Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description above is qualified in its entirety by reference to the full text of such exhibit.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The Termination Shares are being offered and sold to Boustead by the Company in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated as of October 15, 2024, between Signing Day Sports, Inc. and Boustead Securities, LLC
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2024	Signing Day Sports, Inc.

/s/ Daniel Nelson
Name: Daniel Nelson
Title: Chief Executive Officer

3